                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 11, 2002



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                0-24260                                 11-3131700
                -------                                 ----------
        (Commission File Number)            (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

                  On November 11, 2002, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 releasing third quarter 2002 operating results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibit
                     No.
                  --------
                    99.1 (i) Press Release dated November 11, 2002 announcing
                             the Company's third quarter 2002 operating results

                    99.2 (i) Certification of William F. Borne, Chief Executive
                             Officer

                    99.3 (i) Certification of Gregory H. Browne, Chief Financial
                             Officer

                             (i) Filed herewith.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AMEDISYS, INC.

By: /s/ GREGORY H. BROWNE
    ---------------------
Gregory H. Browne
Chief Financial Officer

DATE: November 12, 2002



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                                  EXHIBIT INDEX


EXHIBIT
INDEX                   DESCRIPTION
-------                 -----------
99.1 (i) Press Release dated November 11, 2002 announcing the Company's third quarter 2002 operating results

99.2 (i) Certification of William F. Borne, Chief Executive Officer

99.3 (i) Certification of Gregory H. Browne, Chief Financial Officer


----------
(i) Filed herewith.